Exhibit 99.2

SUBSCRIPTION AGREEMENT

This subscription (this “Subscription”) is dated January 21, 2004 between Truk Opportunity Fund, LLC (“Buyer”) and Genaera Corporation (“Seller”), whereby the parties agree as follows:

1. Subscription.

a)	On the date hereof, the Buyer shall buy and the Seller agrees to sell and issue to the Buyer 206,271 shares of the Seller’s common stock (the “Shares”) for a per share purchase price of $4.04 and 41,254 warrants (the “Warrants”), in the form of Exhibit A attached hereto, to purchase up to 41,254 shares of the Seller’s common stock (the “Warrant Shares”), on the date hereof, for an aggregate purchase price of $833,334.84 (the “Purchase Price”).

b)	The Shares, Warrants and Warrant Shares have been registered on a Form S-3, File No. 333-73798, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

c)	On the date hereof, the Seller shall deliver the certificates representing the Shares, which Shares shall be unlegended and free of any resale restrictions, to the Buyer at the address set forth on the signature page hereto and the Buyer shall have wired the Purchase Price to the Seller pursuant to the wire instructions set forth below. Within 2 business days of the date hereof, the Seller shall deliver the Warrants to the Buyer, which Warrants shall be unlegended and free of any resale restrictions, except as otherwise provided therein, to the Buyer at the address set forth on the signature page hereto. The Warrant Shares, upon exercise of the Warrants, shall be, when issued, unlegended and free of any resale restrictions. Both parties hereby agree and acknowledge that delivery of the Shares and Warrants unlegended and free of any resale restrictions (except as otherwise provided therein) is a material obligation of the Seller and furthermore, with respect to each parties obligations hereunder, time is of the essence.

2. Seller Representations and Warranties. The Seller represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Seller enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Seller’s certificate of incorporation or by-laws, or (ii) any agreement to which the Seller is a party or by which any of its property or assets is bound; (d) the Shares and Warrants are duly and validly issued and outstanding fully paid and non-assessable, and, with respect to the Shares and Warrant Shares, the Buyer is entitled to all rights accorded to a holder of the Seller’s common stock; and (e) the Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

3. Buyer Representations and Warranties. The Buyer represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Buyer’s certificate of incorporation or by-laws, or (ii) any agreement to which the Buyer is a party or by which any of its property or assets is bound.

4. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Seller:            as set forth on the signature page hereto.

To the Buyer:            as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

5. Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.

6. Miscellaneous.

a)	This Subscription constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription. This Subscription may be modified only in writing signed by the party to be charged hereunder.

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b)	This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

c)	The provisions of this Subscription are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription and this Subscription shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

7. Prohibition on Other Financing. From the date hereof until after March 4, 2004, neither the Seller nor any subsidiary of the Seller shall issue any (a) other shares of common stock of the Seller, (b) securities into which such common stock may hereafter be reclassified or (c) securities of the Seller or the Seller’s subsidiaries which would entitle the holder thereof to acquire at any time such common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, such common stock. The foregoing sentence shall not apply to (i) the Company’s sale of the Shares and Warrants hereunder, (ii) the issuance of shares or options to purchase shares pursuant to stock option plans or arrangements, currently outstanding options, warrants or rights, in each case in connection with customary compensation arrangements, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; or (iv) in connection with a sale of the Company (a “sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (x) in which a person or “group” (as defined in the 1934 Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding common stock of the Company or (ii) in which the Company issues securities representing more than 50% of the outstanding common stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company).

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

AGREED AND ACCEPTED:

Address for Notice:		SELLER:
5110 Campus Drive
Plymouth Meeting, PA 19462		GENAERA CORPORATION
Fax:
Attn:	Roy C. Levitt, M.D.
	President & CEO	By:	/s/ ROY C. LEVITT, M.D.
		Name:	Roy C. Levitt, M.D.
		Title:	President and Chief Executive Officer

Wire Instructions: Mellon Bank Pittsburgh, PA ABA #043000261 For CDT to Merrill Lynch Acct #1011730 For CDT to Genaera Corporation Acct #216-07C92

AGREED AND ACCEPTED: BUYER:

TRUK OPPORTUNITY FUND, LLC		Address for Notice: 45 Rockefeller Plaza Suite 2000 New York, NY 10111
By:	/s/ MICHAEL E. FEIN
Name:	Michael E. Fein	Phone: (212) 332-5050
Title:	Principal, Atoll Asset Management, the Managing Member of Truk Opportunity Fund, LLC	Fax: (212) 332-5010 Attn: Michael E. Fein E-mail: mfein@ramcapital.com

Address for Delivery of Shares and Warrants:		Citigroup Prime Brokerage 390 Greenwich Street 5th Floor New York, NY 10013 Attention: Michael Armstrong Phone: (212) 723-5086

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EXHIBIT A

WARRANT

GENAERA CORPORATION

WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-[ ]	[ ] Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the “Company”), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to [            ] (the “Holder”) up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term “Common Stock” shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The “Exercise Period” shall begin on January 23, 2004 and shall end on January 23, 2009. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to $5.38 as appropriately adjusted pursuant to Section G hereof (the “Exercise Price”).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”

Section A. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by a wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of “Genaera Corporation” in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall, within 3 business days, cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares, which Warrant Shares shall be issued unlegended and free of any resale restrictions, except as otherwise provided herein. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section A by the 5th business day after exercise hereof, then the Holder will have the right to rescind such exercise.

Notwithstanding anything herein to the contrary, the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section A or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this provision applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this provision, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section B. Warrant Register. This Warrant will be registered in a register (the “Warrant Register”) to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

Section E. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section F. Rights of the Holder. Subject to applicable law, the Holder shall not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section G. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

1. Stock Dividend, Split or Subdivision of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

2. Combination of Shares. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

3. Calculations. All calculations under this Section shall be made to the nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

4. Merger and Consolidation. If at any time there is a capital reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder’s rights to purchase Common Stock pursuant to this Warrant.

5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section G, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section H. Fractional Shares. No fractional shares of the Company’s Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

Section I. Notices of Certain Events. In the event:

1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

Section J. Listing on Securities Exchanges. The Company will list on the Nasdaq Small Cap Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq Small Cap Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq Small Cap Market System and such national securities exchange by the Company. Any such listing will be at the Company’s expense.

Section K. Successors. All the provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section L. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section M. Amendments. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section N. Notices. Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section O. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of January     , 2004.

GENAERA CORPORATION

By:
Name:	Roy C. Levitt, M.D.
Title:	President and Chief Executive Officer

NOTICE OF EXERCISE

Date:                     , 20

The undersigned hereby elects to exercise this Warrant to purchase              shares of Common Stock and hereby makes payment of $                     in payment of the exercise price thereof.

Warrant Shares shall be delivered to the following address:

[Holder’s Name]

By:
Name:
Title:

SUBSCRIPTION AGREEMENT

This subscription (this “Subscription”) is dated January 21, 2004 between Truk International Fund, LP (“Buyer”) and Genaera Corporation (“Seller”), whereby the parties agree as follows:

1. Subscription.

a)	On the date hereof, the Buyer shall buy and the Seller agrees to sell and issue to the Buyer 41,254 shares of the Seller’s common stock (the “Shares”) for a per share purchase price of $4.04 and 8,251 warrants (the “Warrants”), in the form of Exhibit A attached hereto, to purchase up to 8,251 shares of the Seller’s common stock (the “Warrant Shares”), on the date hereof, for an aggregate purchase price of $166,666.16 (the “Purchase Price”).

b)	The Shares, Warrants and Warrant Shares have been registered on a Form S-3, File No. 333-73798, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

c)	On the date hereof, the Seller shall deliver the certificates representing the Shares, which Shares shall be unlegended and free of any resale restrictions, to the Buyer at the address set forth on the signature page hereto and the Buyer shall have wired the Purchase Price to the Seller pursuant to the wire instructions set forth below. Within 2 business days of the date hereof, the Seller shall deliver the Warrants to the Buyer, which Warrants shall be unlegended and free of any resale restrictions, except as otherwise provided therein, to the Buyer at the address set forth on the signature page hereto. The Warrant Shares, upon exercise of the Warrants, shall be, when issued, unlegended and free of any resale restrictions. Both parties hereby agree and acknowledge that delivery of the Shares and Warrants unlegended and free of any resale restrictions (except as otherwise provided therein) is a material obligation of the Seller and furthermore, with respect to each parties obligations hereunder, time is of the essence.

2. Seller Representations and Warranties. The Seller represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Seller enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Seller’s certificate of incorporation or by-laws, or (ii) any agreement to which the Seller is a party or by which any of its property or assets is bound; (d) the Shares and Warrants are duly and validly issued and outstanding fully paid and non-assessable, and, with respect to the Shares and Warrant Shares, the Buyer is entitled to all rights accorded to a holder of the Seller’s common stock; and (e) the Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

3. Buyer Representations and Warranties. The Buyer represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Buyer’s certificate of incorporation or by-laws, or (ii) any agreement to which the Buyer is a party or by which any of its property or assets is bound.

4. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Seller: as set forth on the signature page hereto.

To the Buyer: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

5. Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.

6. Miscellaneous.

a)	This Subscription constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription. This Subscription may be modified only in writing signed by the party to be charged hereunder.

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b)	This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

c)	The provisions of this Subscription are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription and this Subscription shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

7. Prohibition on Other Financing. From the date hereof until after March 4, 2004, neither the Seller nor any subsidiary of the Seller shall issue any (a) other shares of common stock of the Seller, (b) securities into which such common stock may hereafter be reclassified or (c) securities of the Seller or the Seller’s subsidiaries which would entitle the holder thereof to acquire at any time such common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, such common stock. The foregoing sentence shall not apply to (i) the Company’s sale of the Shares and Warrants hereunder, (ii) the issuance of shares or options to purchase shares pursuant to stock option plans or arrangements, currently outstanding options, warrants or rights, in each case in connection with customary compensation arrangements, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; or (iv) in connection with a sale of the Company (a “sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (x) in which a person or “group” (as defined in the 1934 Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding common stock of the Company or (ii) in which the Company issues securities representing more than 50% of the outstanding common stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company).

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

AGREED AND ACCEPTED:

Address for Notice:		SELLER:
5110 Campus Drive
Plymouth Meeting, PA 19462		GENAERA CORPORATION
Fax:
Attn:	Roy C. Levitt, M.D.
	President & CEO	By:	/s/ ROY C. LEVITT, M.D.
		Name:	Roy C. Levitt, M.D.
		Title:	President and Chief Executive Officer

Wire Instructions: Mellon Bank Pittsburgh, PA ABA #043000261 For CDT to Merrill Lynch Acct #1011730 For CDT to Genaera Corporation Acct #216-07C92

AGREED AND ACCEPTED: BUYER:

TRUK INTERNATIONAL FUND, LP		Address for Notice: 45 Rockefeller Plaza Suite 2000 New York, NY 10111
By:	/s/ MICHAEL E. FEIN
Name:	Michael E. Fein	Phone: (212) 332-5050
Title:	Principal, Atoll Asset Management, LLC, the Managing Member of Trunk International Fund, LLC	Fax: (212) 332-5010 Attn: Michael E. Fein E-mail: mfein@ramcapital.com

Address for Delivery of Shares and Warrants:		Citigroup Prime Brokerage 390 Greenwich Street 5th Floor New York, NY 10013 Attention: Michael Armstrong Phone: (212) 723-5086

4

EXHIBIT A

WARRANT

GENAERA CORPORATION

WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-[ ]	[ ] Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the “Company”), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to [            ] (the “Holder”) up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term “Common Stock” shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The “Exercise Period” shall begin on January 23, 2004 and shall end on January 23, 2009. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to $5.38 as appropriately adjusted pursuant to Section G hereof (the “Exercise Price”).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”

Section A. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by a wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of “Genaera Corporation” in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall, within 3 business days, cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares, which Warrant Shares shall be issued unlegended and free of any resale restrictions, except as otherwise provided herein. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section A by the 5th business day after exercise hereof, then the Holder will have the right to rescind such exercise.

Notwithstanding anything herein to the contrary, the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section A or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this provision applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this provision, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section B. Warrant Register. This Warrant will be registered in a register (the “Warrant Register”) to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

Section E. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section F. Rights of the Holder. Subject to applicable law, the Holder shall not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section G. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

1. Stock Dividend, Split or Subdivision of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

2. Combination of Shares. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

3. Calculations. All calculations under this Section shall be made to the nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

4. Merger and Consolidation. If at any time there is a capital reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder’s rights to purchase Common Stock pursuant to this Warrant.

5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section G, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section H. Fractional Shares. No fractional shares of the Company’s Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

Section I. Notices of Certain Events. In the event:

1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

Section J. Listing on Securities Exchanges. The Company will list on the Nasdaq Small Cap Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq Small Cap Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq Small Cap Market System and such national securities exchange by the Company. Any such listing will be at the Company’s expense.

Section K. Successors. All the provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section L. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section M. Amendments. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section N. Notices. Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section O. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of January     , 2004.

GENAERA CORPORATION

By:
Name:	Roy C. Levitt, M.D.
Title:	President and Chief Executive Officer

NOTICE OF EXERCISE

Date:                     , 20

The undersigned hereby elects to exercise this Warrant to purchase              shares of Common Stock and hereby makes payment of $             in payment of the exercise price thereof.

Warrant Shares shall be delivered to the following address:

[Holder’s Name]

By:
Name:
Title:

SUBSCRIPTION AGREEMENT

This subscription (this “Subscription”) is dated January 21, 2004 between Heimdall Investments Ltd. (“Buyer”) and Genaera Corporation (“Seller”), whereby the parties agree as follows:

1. Subscription.

a)	On the date hereof, the Buyer shall buy and the Seller agrees to sell and issue to the Buyer 4,678,222 shares of the Seller’s common stock (the “Shares”) for a per share purchase price of $4.04 and 935,644 warrants (the “Warrants”), in the form of Exhibit A attached hereto, to purchase up to 935,644 shares of the Seller’s common stock (the “Warrant Shares”), on the date hereof, for an aggregate purchase price of $18,900,016.88 (the “Purchase Price”).

b)	The Shares, Warrants and Warrant Shares have been registered on a Form S-3, File No. 333-73798, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

c)	On the date hereof, the Seller shall deliver the certificates representing the Shares, which Shares shall be unlegended and free of any resale restrictions, to the Buyer at the address set forth on the signature page hereto and the Buyer shall have wired the Purchase Price to the Seller pursuant to the wire instructions set forth below. Within 2 business days of the date hereof, the Seller shall deliver the Warrants to the Buyer, which Warrants shall be unlegended and free of any resale restrictions, except as otherwise provided therein, to the Buyer at the address set forth on the signature page hereto. The Warrant Shares, upon exercise of the Warrants, shall be, when issued, unlegended and free of any resale restrictions. Both parties hereby agree and acknowledge that delivery of the Shares and Warrants unlegended and free of any resale restrictions (except as otherwise provided therein) is a material obligation of the Seller and furthermore, with respect to each parties obligations hereunder, time is of the essence.

2. Seller Representations and Warranties. The Seller represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Seller enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Seller’s certificate of incorporation or by-laws, or (ii) any agreement to which the Seller is a party or by which any of its property or assets is bound; (d) the Shares and Warrants are duly and validly issued and outstanding fully paid and non-assessable, and, with respect to the Shares and Warrant Shares, the Buyer is entitled to all rights accorded to a holder of the Seller’s common stock; and (e) the Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

3. Buyer Representations and Warranties. The Buyer represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Buyer’s certificate of incorporation or by-laws, or (ii) any agreement to which the Buyer is a party or by which any of its property or assets is bound.

4. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Seller:	as set forth on the signature page hereto.

To the Buyer:	as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

5. Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.

6. Miscellaneous.

a)	This Subscription constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription. This Subscription may be modified only in writing signed by the party to be charged hereunder.

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b)	This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

c)	The provisions of this Subscription are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription and this Subscription shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

7. Prohibition on Other Financing. From the date hereof until after March 4, 2004, neither the Seller nor any subsidiary of the Seller shall issue any (a) other shares of common stock of the Seller, (b) securities into which such common stock may hereafter be reclassified or (c) securities of the Seller or the Seller’s subsidiaries which would entitle the holder thereof to acquire at any time such common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, such common stock. The foregoing sentence shall not apply to (i) the Company’s sale of the Shares and Warrants hereunder, (ii) the issuance of shares or options to purchase shares pursuant to stock option plans or arrangements, currently outstanding options, warrants or rights, in each case in connection with customary compensation arrangements, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; or (iv) in connection with a sale of the Company (a “sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (x) in which a person or “group” (as defined in the 1934 Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding common stock of the Company or (ii) in which the Company issues securities representing more than 50% of the outstanding common stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company).

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

AGREED AND ACCEPTED:

Address for Notice:		SELLER:
5110 Campus Drive
Plymouth Meeting, PA 19462		GENAERA CORPORATION
Fax:
Attn: Roy C. Levitt, M.D.
President & CEO		By:	/s/ ROY C. LEVITT, M.D.
		Name:	Roy C. Levitt, M.D.
		Title:	President and Chief Executive Officer

Wire Instructions:

Mellon Bank
Pittsburgh, PA
ABA #043000261
For CDT to Merrill Lynch
Acct #1011730
For CDT to Genaera Corporation
Acct #216-07C92

AGREED AND ACCEPTED:

BUYER:

HEIMDALL INVESTMENTS LTD.		Address for Notice:
c/o HBK Investments
300 Crescent Court, Suite 700

Dallas, Texas 75201
By:	/s/ WILLIAM E. ROWE
Name:	William E. Rowe
Title:	Authorized Signatory	Fax: 214-758-1207
Attn: Legal Department

Address for Delivery of Shares and Warrants:

Heimdall Investments Ltd.

c/o HBK Investments L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Attention: Legal Department

4

EXHIBIT A

WARRANT

GENAERA CORPORATION

WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-[ ]	[ ] Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the “Company”), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to [            ] (the “Holder”) up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term “Common Stock” shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The “Exercise Period” shall begin on January 23, 2004 and shall end on January 23, 2009. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to $5.38 as appropriately adjusted pursuant to Section G hereof (the “Exercise Price”).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”

Section A. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by a wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of “Genaera Corporation” in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall, within 3 business days, cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares, which Warrant Shares shall be issued unlegended and free of any resale restrictions, except as otherwise provided herein. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section A by the 5th business day after exercise hereof, then the Holder will have the right to rescind such exercise.

Notwithstanding anything herein to the contrary, the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section A or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this provision applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this provision, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section B. Warrant Register. This Warrant will be registered in a register (the “Warrant Register”) to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

Section E. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section F. Rights of the Holder. Subject to applicable law, the Holder shall not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section G. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

1. Stock Dividend, Split or Subdivision of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

2. Combination of Shares. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

3. Calculations. All calculations under this Section shall be made to the nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

4. Merger and Consolidation. If at any time there is a capital reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder’s rights to purchase Common Stock pursuant to this Warrant.

5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section G, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section H. Fractional Shares. No fractional shares of the Company’s Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

Section I. Notices of Certain Events. In the event:

1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

Section J. Listing on Securities Exchanges. The Company will list on the Nasdaq Small Cap Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq Small Cap Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq Small Cap Market System and such national securities exchange by the Company. Any such listing will be at the Company’s expense.

Section K. Successors. All the provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section L. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section M. Amendments. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section N. Notices. Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section O. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of January     , 2004.

GENAERA CORPORATION

By:
Name: Roy C. Levitt, M.D.
Title: President and Chief Executive Officer

NOTICE OF EXERCISE

Date:                         , 20

The undersigned hereby elects to exercise this Warrant to purchase              shares of Common Stock and hereby makes payment of $                     in payment of the exercise price thereof.

Warrant Shares shall be delivered to the following address:

[Holder’s Name]

By:
Name:
Title:

SUBSCRIPTION AGREEMENT

This subscription (this “Subscription”) is dated January 21, 2004 between AS Capital Partners, LLC (“Buyer”) and Genaera Corporation (“Seller”), whereby the parties agree as follows:

1. Subscription.

a)	On the date hereof, the Buyer shall buy and the Seller agrees to sell and issue to the Buyer 24,753 shares of the Seller’s common stock (the “Shares”) for a per share purchase price of $4.04 and 4,951 warrants (the “Warrants”), in the form of Exhibit A attached hereto, to purchase up to 4,951 shares of the Seller’s common stock (the “Warrant Shares”), on the date hereof, for an aggregate purchase price of $100,002.12 (the “Purchase Price”).

b)	The Shares, Warrants and Warrant Shares have been registered on a Form S-3, File No. 333-73798, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

c)	On the date hereof, the Seller shall deliver the certificates representing the Shares, which Shares shall be unlegended and free of any resale restrictions, to the Buyer at the address set forth on the signature page hereto and the Buyer shall have wired the Purchase Price to the Seller pursuant to the wire instructions set forth below. Within 2 business days of the date hereof, the Seller shall deliver the Warrants to the Buyer, which Warrants shall be unlegended and free of any resale restrictions, except as otherwise provided therein, to the Buyer at the address set forth on the signature page hereto. The Warrant Shares, upon exercise of the Warrants, shall be, when issued, unlegended and free of any resale restrictions. Both parties hereby agree and acknowledge that delivery of the Shares and Warrants unlegended and free of any resale restrictions (except as otherwise provided therein) is a material obligation of the Seller and furthermore, with respect to each parties obligations hereunder, time is of the essence.

2. Seller Representations and Warranties. The Seller represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Seller enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Seller’s certificate of incorporation or by-laws, or (ii) any agreement to which the Seller is a party or by which any of its property or assets is bound; (d) the Shares and Warrants are duly and validly issued and outstanding fully paid and non-assessable, and, with respect to the Shares and Warrant Shares, the Buyer is entitled to all rights accorded to a holder of the Seller’s common stock; and (e) the Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

3. Buyer Representations and Warranties. The Buyer represents and warrants that: (a) it has full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (b) this Subscription has been duly authorized and executed by and constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms; (c) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Buyer’s certificate of incorporation or by-laws, or (ii) any agreement to which the Buyer is a party or by which any of its property or assets is bound.

4. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Seller:	as set forth on the signature page hereto.

To the Buyer:	as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

5. Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.

6. Miscellaneous.

a)	This Subscription constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription. This Subscription may be modified only in writing signed by the party to be charged hereunder.

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b)	This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

c)	The provisions of this Subscription are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription and this Subscription shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

7. Prohibition on Other Financing. From the date hereof until after March 4, 2004, neither the Seller nor any subsidiary of the Seller shall issue any (a) other shares of common stock of the Seller, (b) securities into which such common stock may hereafter be reclassified or (c) securities of the Seller or the Seller’s subsidiaries which would entitle the holder thereof to acquire at any time such common stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, such common stock. The foregoing sentence shall not apply to (i) the Company’s sale of the Shares and Warrants hereunder, (ii) the issuance of shares or options to purchase shares pursuant to stock option plans or arrangements, currently outstanding options, warrants or rights, in each case in connection with customary compensation arrangements, (iii) securities issued to a collaborative partner of the Company solely in connection with a corporate partnering transaction; or (iv) in connection with a sale of the Company (a “sale of the Company” shall mean any transaction or series of related transactions involving: (a) any merger, consolidation or other similar transaction (x) in which a person or “group” (as defined in the 1934 Act and the rules promulgated thereunder) of persons acquires beneficial or record ownership of securities representing more than 50% of the outstanding common stock of the Company or (ii) in which the Company issues securities representing more than 50% of the outstanding common stock of the Company; or (b) any sale or disposition of more than 50% of the assets of the Company).

***********************

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

AGREED AND ACCEPTED:

Address for Notice:		SELLER:
5110 Campus Drive
Plymouth Meeting, PA 19462		GENAERA CORPORATION
Fax:
Attn: Roy C. Levitt, M.D.
President & CEO		By:	/s/ ROY C. LEVITT, M.D.
		Name:	Roy C. Levitt, M.D.
		Title:	President and Chief Executive Officer

Wire Instructions:

Mellon Bank
Pittsburgh, PA
ABA #043000261
For CDT to Merrill Lynch
Acct #1011730
For CDT to Genaera Corporation
Acct #216-07C92

AGREED AND ACCEPTED:

BUYER:

AS CAPITAL PARTNERS, LLC		Address for Notice:
120 Broadway
Suite 901-7
New York, NY 10271
By:	/s/ MICHAEL COUGHLAN
Name:	Michael Coughlan
Title:	CFO	Fax: 212-433-7069
Attn: MICHAEL COUGHLAN

Address for Delivery of Shares and Warrants:

120 Broadway

Suite 901-7

New York, NY 10271

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EXHIBIT A

WARRANT

GENAERA CORPORATION

WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-[ ]	[ ] Shares

THIS CERTIFIES that, for value received, Genaera Corporation, a Delaware corporation (the “Company”), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to [            ] (the “Holder”) up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $0.002 per share, set forth above. The term “Common Stock” shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein, that is not limited as to final sum or percentage in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The “Exercise Period” shall begin on January 23, 2004 and shall end on January 23, 2009. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to $5.38 as appropriately adjusted pursuant to Section G hereof (the “Exercise Price”).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares.”

Section A. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Notice of Exercise Form contained herein duly executed and accompanied by a wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of “Genaera Corporation” in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Notice of Exercise Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall, within 3 business days, cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares, which Warrant Shares shall be issued unlegended and free of any resale restrictions, except as otherwise provided herein. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section A by the 5th business day after exercise hereof, then the Holder will have the right to rescind such exercise.

Notwithstanding anything herein to the contrary, the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section A or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this provision applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this provision, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent

6

public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section B. Warrant Register. This Warrant will be registered in a register (the “Warrant Register”) to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section C. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

Section D. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

Section E. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

Section F. Rights of the Holder. Subject to applicable law, the Holder shall not, by virtue hereof, be entitled to any rights or subject to any obligation or liability of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section G. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

1. Stock Dividend, Split or Subdivision of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock

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dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

2. Combination of Shares. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

3. Calculations. All calculations under this Section shall be made to the nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

4. Merger and Consolidation. If at any time there is a capital reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of Common Stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such capital reorganization, merger or consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such capital reorganization, merger, consolidation or sale so that the provisions of this Warrant (including Exercise Price and the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder’s rights to purchase Common Stock pursuant to this Warrant.

5. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section G, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in

8

detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any of other property that at the time would be received upon the exercise of the Warrant.

Section H. Fractional Shares. No fractional shares of the Company’s Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

Section I. Notices of Certain Events. In the event:

1. the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

2. the Company authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions except extraordinary cash dividends or distributions); or

3. of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party or of the conveyance or transfer of all or substantially all of the properties and assets of the Company; or

4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

5. any other actions would require an adjustment under Section G hereof;

then the Company will cause to be mailed to the Holder, at least 5 days before the applicable record or effective date hereinafter specified, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

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Section J. Listing on Securities Exchanges. The Company will list on the Nasdaq Small Cap Market System and each national securities exchange on which any Common Stock may at any time be listed all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on the Nasdaq Small Cap Market System and each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on the Nasdaq Small Cap Market System and such national securities exchange by the Company. Any such listing will be at the Company’s expense.

Section K. Successors. All the provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.

Section L. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section M. Amendments. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

Section N. Notices. Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section O. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth as applied to contracts made and to be performed in Pennsylvania between Pennsylvania residents.

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officer and to be dated as of January     , 2004.

GENAERA CORPORATION

By:
Name:	Roy C. Levitt, M.D.
Title:	President and Chief Executive Officer

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NOTICE OF EXERCISE

Date:                     , 20

The undersigned hereby elects to exercise this Warrant to purchase              shares of Common Stock and hereby makes payment of $             in payment of the exercise price thereof.

Warrant Shares shall be delivered to the following address:

[Holder’s Name]

By:
Name:
Title:

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